United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08188

                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                    Date of fiscal year end: October 31, 2005

                    Date of reporting period: April 30, 2005

ITEM 1.       REPORTS TO STOCKHOLDERS.


[LOGO] AllianceBernstein (R)
Investment Research and Management

AllianceBernstein Emerging Market Debt Fund
Emerging Market Fixed Income

                                                                  April 30, 2005


                               SEMI-ANNUAL REPORT

The Fund expects to hold a meeting of shareholders on or about November 15, 2005, at which the election of directors will be considered. For information with respect to submitting a candidate for director for consideration by the Governance and Nominating Committee of the Fund's Board of Directors, please see the Nominating Procedures in the Fund's Statement of Additional Information.


   Investment Products Offered
=================================
    o Are Not FDIC Insured
    o May Lose Value
    o Are Not Bank Guaranteed
=================================


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

June 20, 2005

Annual Report
This report provides management's discussion of fund performance for AllianceBernstein Emerging Market Debt Fund (the "Fund") for the semi-annual reporting period ended April 30, 2005.

Investment Objectives and Policies
This open-end fund is designed to provide investors with a high level of current income and, secondarily, capital appreciation. To achieve its objectives, the Fund invests primarily in a non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. The Fund invests substantially all of its assets in lower-rated securities.

Investment Results
The table on page 5 shows the Fund's performance compared to its new benchmark, the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global), which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, and its old benchmark, the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), for the six- and 12-month periods ended April 30, 2005. The Fund's benchmark was changed because the global benchmark more closely matches the Fund's investment objective and policies.

For both the six- and 12-month periods ended April 30, 2005, the Fund underperformed its new benchmark. The primary contributor to the Fund's underperformance during the semi-annual reporting period was its overweight position in Ecuador during the month of April. Earlier in the period, the Fund's Global Fixed Income Emerging Market Investment Team (the "team") favored an overweight position in Ecuador based on valuation, potential ratings upgrades and the country's ability to finance itself. In fact, through March, Ecuador significantly outpaced the broader market due to strong oil prices and improved fiscal dynamics. Ecuador, as was expected, received its ratings upgrade in January 2005 by Standard & Poor's (S&P).

Political turmoil in April, however, superceded the country's positive fundamentals and caused bond prices to plummet. On April 20th, President Lucio Gutierrez was ousted, marking the third time since 1997 that an elected Ecuadorian president was removed by popular protest. Market concerns arose that the new President, former Vice President Alfredo Palacio, would use excess oil revenues earmarked for debt payments to boost social spending. At the end of the reporting period, the Fund's position in Ecuador was trimmed closer to a market weight after some recovery in bond prices. The team believed that current valuations reflected where Ecuador's debt should be trading relative to the balance of risks: strong economic growth and oil revenues on one side and political risk on the other.

The Fund's security selection also detracted from performance, as the Fund was too defensive relative to U.S. interest rates. The Fund's duration remained shorter than the benchmark, as the team expected interest rates to rise and negatively impact bond prices. A measured pace in the rate of increases


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 1
by the Federal Reserve and ample global liquidity, however, muted the effects of rising U.S. official rates. Emerging market debt, therefore, performed better than was originally expected during the period.

Contributing positively to performance was the Fund's continued overweight of the Ukraine and Russia. Both of these countries performed well during the period, benefiting from improved credit fundamentals.

Russia was upgraded in January by S&P to investment-grade status. The team maintained the Fund's overweight in Russia, despite political uncertainty and concerns over the pace of much needed structural reforms. Despite these issues, Russia's fiscal policies remained sound, and its ability to service its debt certain, benefiting bond valuations.

The Fund also benefited from an overweighted position in the Ukraine during the period due to strong economic growth and prospects for rating upgrades, despite dramatic political change. Industrial production grew rapidly in the Ukraine, supported by metal prices, a main Ukrainian export. This country also received concessions on fuel prices received from Russia and increased transit revenues, improving its fiscal position.

Market Review and Investment Strategy
The emerging market debt class, as represented by the JP Morgan EMBI Global Index, posted a return of 3.51% for the semi-annual reporting period, outpacing other fixed-income sectors of the market. Early in the period, positive gains were a result of low international interest rates, ample global liquidity, high commodity export prices and improved economic fundamentals in the emerging countries. Many emerging debt countries markedly improved their external debt dynamics and pre-funded their debt obligations through 2006. Through February 2005, the emerging market debt class posted nine consecutive months of positive returns.

Late in the reporting period, however, market sentiment abruptly changed. Unlike the second half of 2004 and beginning of 2005, when the market's mood had been uncharacteristically sanguine in the context of rising U.S. rates, market sentiment soured late in the first quarter of 2005 and bond prices fell. Fixed-income markets were rattled in March primarily by two concerns: the fear that official rate hikes could become more aggressive and fallout from General Motors' profit warning. By April, however, the fixed income markets reversed course once again and posted strong returns for the month. Fears of higher U.S. interest rates in March shifted in April to mounting concern over a U.S. growth slowdown, prompting a rally in the emerging markets. Low U.S. Treasury yields, favorable emerging market technicals and the staying power of improved country fundamentals allowed the emerging markets to withstand the latest wave of uncertainty remarkably well. Investors reaching for yield led to modest inflows into emerging market funds in April following the large outflows in March. The period ended with


--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND market sentiment seemingly split between strong macroeconomic fundamentals in most emerging countries, and the negative prospects of rising U.S. yields and interest rates.

For the semi-annual reporting period, all emerging market debt countries within the index posted positive returns, with the exception of Argentina. Non-Latin markets returned 5.07%, outpacing Latin markets which returned 3.03%. Countries outperforming for the semi-annual reporting period included Panama at 9.22%, Russia at 8.02% and the Philippines at 6.42%. Underperforming countries for the period included Argentina at -5.50%, Ecuador at 0.19%, Turkey at 0.96% and Venezuela at 1.43%.

The Fund continued to maintain allocations to its core emerging market countries (Russia, Mexico, Brazil, Argentina, Colombia, Ecuador, Venezuela, Mexico and Turkey), however its individual country weightings were adjusted during the period. As mentioned in the Investment Results section, the Fund continued to be overweight in both Russia and the Ukraine.

Although the positive effects of high oil prices in Venezuela precluded any financing problems, the team underweighted the Fund's holdings in this country as political risk increased. President Chavez continued to consolidate power, taking control over the courts, the oil industry and the central bank. Particularly troubling was a strategic shift from dependence on private oil companies towards agreements with state oil companies.

Additionally, the team overweighted the Fund's holdings in Peru as economic growth continued to outpace most Latin countries on strong demand for its exports. Exports doubled in Peru during 1999-2004, led by mining. The Fund's overall allocation was reduced during the period in two important countries. First, the Fund's position in Argentina was reduced as continued strong growth gave way to uncertainties regarding their debt exchange. Second, Brazil proved to be one of the more volatile emerging market debt countries during the period. The Fund was defensive in its positioning later in the period with the apparent loss of growth momentum in that country.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 3

HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance
The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Performance assumes reinvestment of distributions and does not account for taxes.


Benchmark Disclosure
Neither the unmanaged J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global) nor the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) reflects fees and expenses associated with the active management of a mutual fund portfolio. The JPM EMBI Global tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, eurobonds. The JPM EMBI+ is composed of dollar-denominated restructured sovereign bonds; a large percentage of the Index is made up of Brady bonds. Investors cannot invest directly in an index, and its results are not indicative of any specific investment, including the Fund.


A Word About Risk
A substantial amount of the Fund's assets will be invested in foreign securities in emerging market nations which can magnify portfolio value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Fund includes risks not associated with funds that invest exclusively in U.S. issues. The Fund can invest a significant portion of its assets in the securities of a single issuer, which may present greater risk than a more diversified portfolio. Price fluctuation in the Fund's portfolio securities may be caused by changes in interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


--------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

HISTORICAL PERFORMANCE
(continued from previous page)

Historical Performance
--------------------------------------------------------------------------------


                                             -----------------------------------
  THE FUND VS. ITS BENCHMARK                             Returns
                                             -----------------------------------
  PERIODS ENDED APRIL 30, 2005                   6 Months         12 Months
--------------------------------------------------------------------------------
  AllianceBernstein Emerging Market Debt Fund
   Class A                                         3.45%            14.30%
--------------------------------------------------------------------------------
   Class B                                         3.06%            13.41%
--------------------------------------------------------------------------------
   Class C                                         3.06%            13.53%
--------------------------------------------------------------------------------
  J.P. Morgan Emerging Markets Bond Index Global   3.51%            14.60%
--------------------------------------------------------------------------------
  J.P. Morgan Emerging Markets Bond Index Plus     3.82%            15.53%
--------------------------------------------------------------------------------



See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 5

HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2005
--------------------------------------------------------------------------------

                                NAV Returns               SEC Returns

Class A Shares
1 Year                             14.30%                     9.43%
5 Years                            15.48%                    14.48%
10 Years                           15.81%                    15.31%
SEC Yield*                          5.97%

Class B Shares
1 Year                             13.41%                    10.41%
5 Years                            14.52%                    14.52%
10 Years(a)                        15.24%                    15.24%
SEC Yield*                          5.46%

Class C Shares
1 Year                             13.53%                    12.53%
5 Years                            14.53%                    14.53%
10 Years                           14.90%                    14.90%
SEC Yield*                          5.46%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2005)
--------------------------------------------------------------------------------


Class A Shares
1 Year                                                        1.11%
5 Years                                                      13.67%
10 Years                                                     16.63%

Class B Shares
1 Year                                                        1.82%
5 Years                                                      13.71%
10 Years(a)                                                  16.60%

Class C Shares
1 Year                                                        3.91%
5 Years                                                      13.72%
10 Years                                                     16.24%



(a) Assumes conversion of Class B shares into Class A shares after six years.
* SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2005.


See Historical Performance disclosures on page 4.


--------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                             Beginning               Ending
                         Account Value        Account Value        Expenses Paid
                      November 1, 2004       April 30, 2005       During Period*
--------------------------------------------------------------------------------
Class A
Actual                         $ 1,000          $ 1,034.48            $ 5.60
Hypothetical
  (5% return before expenses)  $ 1,000          $ 1,019.29            $ 5.56
--------------------------------------------------------------------------------
Class B
Actual                         $ 1,000          $ 1,030.59            $ 9.16
Hypothetical
  (5% return before expenses)  $ 1,000          $ 1,015.77            $ 9.10
--------------------------------------------------------------------------------
Class C
Actual                          $1,000          $ 1,030.58            $ 9.16
Hypothetical
   (5% return before expenses)  $1,000          $ 1,015.77            $ 9.10
--------------------------------------------------------------------------------
*Expenses are equal to the classes' annualized expense ratios of 1.11%, 1.82% and 1.82%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 7

PORTFOLIO SUMMARY
April 30, 2005 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $332.5



SECURITY TYPE BREAKDOWN*
   72.1% Sovereign Debt Obligations
   10.5% Corporate Debt Obligations        [PIE GRAPH OMITTED]

   17.4% Short-Term




* All data are as of April 30, 2005. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

PORTFOLIO OF INVESTMENTS
April 30, 2005 (unaudited)


                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS-73.1%
Argentina-4.9%
Republic of Argentina
   3.01%, 8/03/12 FRN ......................       $    11,768       $ 9,796,860
   11.375%, 3/15/10(a) .....................               450           140,490
   11.75%, 6/15/15(a) ......................             1,275           387,090
   12.00%, 6/19/31(a) ......................             2,968           900,194
   12.25%, 6/19/18(a) ......................             7,721         2,341,656
   15.50%, 12/19/08(a) .....................             8,545         2,587,426
                                                                     -----------
                                                                      16,153,716
                                                                     -----------
Brazil-13.0%
Federal Republic of Brazil
   9.25%, 10/22/10 .........................             1,265         1,363,038
   10.50%, 7/14/14 .........................             3,557         3,992,733
   11.00%, 8/17/40(b)(c) ...................            11,922        13,519,547
   12.00%, 4/15/10 .........................             2,675         3,173,888
   12.75%, 1/15/20 .........................             6,275         8,031,999
   14.50%, 10/15/09 ........................             1,075         1,376,000
   C-Bonds
   8.00%, 4/15/14 ..........................             9,315         9,280,237
   DCB FRN
   Series L
   4.31%, 4/15/12 ..........................             2,532         2,371,073
                                                                     -----------
                                                                      43,108,515
                                                                     -----------
Bulgaria-0.4%
Republic of Bulgaria
   8.25%, 1/15/15(d) .......................             1,124         1,388,140
                                                                     -----------
Colombia-2.1%
Republic of Colombia
   10.75%, 1/15/13 .........................             1,000         1,134,000
   11.75%, 2/25/20 .........................             4,735         5,753,025
                                                                     -----------
                                                                       6,887,025
                                                                     -----------
Dominican Republic-0.2%
Dominican Republic
   9.50%, 9/27/06(d) .......................               810           795,825
                                                                     -----------
Ecuador-6.2%
Republic of Ecuador
   0.00%, 10/11/05 .........................             2,235         2,180,734
   8.00%, 8/15/30(d)(e) ....................            22,709        18,394,290
                                                                     -----------
                                                                      20,575,024
                                                                     -----------
El Salvador-0.6%
Republic of El Salvador
   7.625%, 9/21/34(d) ......................               872           919,960
   8.50%, 7/25/11(d) .......................             1,000         1,137,500
                                                                     -----------
                                                                       2,057,460
                                                                     -----------


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 9

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Indonesia-0.8%
Republic of Indonesia
   6.75%, 3/10/14(d) ...........................     $     2,645     $ 2,549,780
                                                                     -----------
Jamaica-0.6%
Government of Jamaica
   10.625%, 6/20/17 ............................           1,382       1,464,920
   12.75%, 9/01/07(d) ..........................             365         406,245
                                                                     -----------
                                                                       1,871,165
                                                                     -----------
Lebanon-0.7%
Lebanese Republic
   7.875%, 5/20/11(d) ..........................             875         848,750
   10.125%, 8/06/08(d) .........................             875         918,750
   11.625%, 5/11/16(d) .........................             394         438,325
                                                                     -----------
                                                                       2,205,825
                                                                     -----------
Mexico-14.2%
United Mexican States
   7.50%, 1/14/12 ..............................           1,950       2,164,500
   8.125%, 12/30/19 ............................          13,450      15,749,949
   11.375%, 9/15/16 ............................           2,901       4,191,945
   Series A
   6.375%, 1/16/13 .............................             882         919,926
   8.00%, 9/24/22 ..............................          13,015      15,097,400
   9.875%, 2/01/10 .............................           7,600       9,074,400
                                                                     -----------
                                                                      47,198,120
                                                                     -----------
Morocco-0.3%
Kingdom of Morocco Loan Participation FRN
   Series A
   3.80%, 1/02/09 ..............................             998         983,403
                                                                     -----------
Panama-2.4%
Republic of Panama
   8.875%, 9/30/27 .............................             250         281,000
   9.375%, 7/23/12-4/01/29 .....................           1,570       1,845,800
   9.625%, 2/08/11 .............................           1,695       1,985,693
   10.75%, 5/15/20 .............................           1,550       2,018,875
   IRB VRN
   3.75%, 7/17/14 ..............................           2,093       2,024,730
                                                                     -----------
                                                                       8,156,098
                                                                     -----------
Peru-2.3%
Republic of Peru
   8.375%, 5/03/16 .............................           1,995       2,134,650
   8.75%, 11/21/33 .............................           1,485       1,566,675
   9.125%, 2/21/12 .............................           1,098       1,251,720
   9.875%, 2/06/15 .............................           2,391       2,815,403
                                                                     -----------
                                                                       7,768,448
                                                                     -----------


--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

Philippines-3.1%
Republic of Philippines
   9.00%, 2/15/13 ..........................      $      1,650      $  1,710,225
   9.50%, 2/02/30 ..........................             1,442         1,413,160
   9.875%, 1/15/19 .........................             1,850         1,931,400
   10.625%, 3/16/25 ........................             4,843         5,230,440
                                                                    ------------
                                                                      10,285,225
                                                                    ------------
Russia-8.8%
Russian Federation
   5.00%, 3/31/30(d)(e) ....................            27,638        29,356,975
                                                                    ------------
Turkey-4.6%
Republic of Turkey
   7.375%, 2/05/25 .........................             1,330         1,220,275
   11.00%, 1/14/13 .........................             1,130         1,356,000
   11.50%, 1/23/12 .........................             2,090         2,537,260
   11.75%, 6/15/10 .........................             2,448         2,925,360
   11.875%, 1/15/30 ........................             5,494         7,197,140
                                                                    ------------
                                                                      15,236,035
                                                                    ------------
Ukraine-2.4%
Government of Ukraine
   6.875%, 3/04/11(d) ......................             2,525         2,632,313
   7.65%, 6/11/13(d) .......................             2,514         2,689,980
   11.00%, 3/15/07(d) ......................             2,610         2,802,183
                                                                    ------------
                                                                       8,124,476
                                                                    ------------
Uruguay-0.9%
Republic of Uruguay
   7.875%, 1/15/33(f) ......................             3,687         3,105,953
                                                                    ------------
Venezuela-4.6%
Republic of Venezuela
   4.15%, 4/20/11 FRN ......................             1,780         1,584,200
   5.375%, 8/07/10 .........................             2,525         2,266,188
   8.50%, 10/08/14 .........................               330           324,720
   9.25%, 9/15/27 ..........................            11,394        11,223,090
                                                                    ------------
                                                                      15,398,198
                                                                    ------------
Total Sovereign Debt Obligations
   (cost $222,996,204) .....................                         243,205,406
                                                                    ------------
CORPORATE DEBT OBLIGATIONS-10.7%
Brazil-0.7%
PF Export Receivables Master Trust
   6.436%, 6/01/15(d) ......................             2,316         2,357,010
                                                                    ------------
Hong Kong-0.4%
Noble Group Ltd.
   6.625%, 3/17/15(d) ......................             1,468         1,308,585
                                                                    ------------


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 11

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

Indonesia-0.5%
Freeport-McMoRan Copper & Gold
   10.125%, 2/01/10 ............................     $     1,550     $ 1,697,250
                                                                     -----------

Kazakhstan-1.1%
Hurricane Finance
   9.625%, 2/12/10(d) ..........................             900         972,000
Kazkommerts International BV
   8.50%, 4/16/13(d) ...........................             650         670,313
TengizChevroil Finance Co.
   6.124%, 11/15/14(d) .........................             787         788,968
Turanalem Finance BV
   10.00%, 5/29/07(d) ..........................           1,000       1,085,999
                                                                     -----------
                                                                       3,517,280
                                                                     -----------
Mexico-1.9%
Innova S de. R.L., SA
   9.375%, 9/19/13 .............................           3,180       3,490,050
Monterrey Power SA De C. V.
   9.625%, 11/15/09(d) .........................             587         672,314
Vitro Envases NA
   10.75%, 7/23/11(d) ..........................           2,200       2,145,000
                                                                     -----------
                                                                       6,307,364
                                                                     -----------
People's Republic of China-0.4%
Chaoda Modern Agricultural Hldgs. Ltd.
   7.75%, 2/08/10(d) ...........................           1,322       1,216,240
                                                                     -----------
Romania-0.4%
MobiFon Holdings BV
   12.50%, 7/31/10 .............................           1,100       1,336,500
                                                                     -----------
Russia-5.1%
Aries Vermogensverwaltng
   Series C
   9.60%, 10/25/14(d) ..........................           9,000      11,433,600
Citigroup (JSC Severstal)
   9.25%, 4/19/14(d) ...........................             810         836,406
Gazprom Oao
   9.625%, 3/01/13(d) ..........................           2,370       2,772,900
Mobile Telesystems Finance
   9.75%, 1/30/08(d) ...........................           1,500       1,620,125
Tyumen Oil
   11.00%, 11/06/07(d) .........................             280         309,260
                                                                     -----------
                                                                      16,972,291
                                                                     -----------
Ukraine-0.2%
Kyivstar
   10.375%, 8/17/09(d) .........................             600         669,000
                                                                     -----------
Total Corporate Debt Obligations
   (cost $33,752,090) ..........................                      35,381,520
                                                                     -----------


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

                                               Shares or
                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

WARRANTS(g)-0.0%
Central Bank of Nigeria
   Warrants, expiring 11/15/20 ............           3,250           $      -0-
Republic of Venezuela
   Warrants, expiring 4/15/20 .............          48,195                  -0-
                                                                      ----------
Total Warrants
   (cost $0) ..............................                                  -0-
                                                                      ----------
SHORT-TERM INVESTMENT-17.6%
Time Deposit-17.6%
                                                                      ----------
Societe Generale
   2.94%, 5/02/05
   (cost $58,500,000) .....................   $      58,500           58,500,000
                                                                      ----------
Total Investments-101.4%
   (cost $315,248,294) ....................     337,086,926
Other assets less liabilities-(1.4%) ......      (4,583,876)
                                                                      ----------
Net Assets-100% ...........................   $ 332,503,050


CALL OPTIONS WRITTEN (see Note D)
                                       Exercise    Expiration
Description              Contracts(h)    Price        Month    U.S. $ Value
--------------------------------------------------------------------------------

Federal Republic of Brazil
11.00%, 8/17/40             740,000       $113.35    May '05   $   (10,360)
11.00%, 8/17/40             280,000        114.25    May '05        (3,080)
                                                               -----------
(premiums received $18,960)                                    $   (13,440)
                                                               -----------

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

                               Notional                             Unrealized
Swap Counterparty &             Amount     Interest    Termination Appreciation/
Referenced Obligation           (000's)      Rate         Date    (Depreciation)
--------------------------------------------------------------------------------

Buy Contracts:
Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30                 3,300         4.14%      4/20/10   $   (10,379)

Citigroup Global Markets, Inc.
Republic of Colombia
8.375%, 2/15/27                 1,450         3.02       1/20/10        36,990

Citigroup Global Markets, Inc.
Republic of Hungary
4.50%, 2/06/13                    900         0.50      11/26/13       (15,075)

Citigroup Global Markets, Inc.
Republic of Philippines
10.625%, 3/16/25                1,410         5.60       3/20/14       (62,693)

Deutsche Bank Alex Brown
Federal Republic of Brazil
12.25%, 3/06/30                 3,300         4.02      10/20/10        (1,392)


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 13

                               Notional                             Unrealized
Swap Counterparty &             Amount     Interest    Termination Appreciation/
Referenced Obligation          (000's)      Rate         Date    (Depreciation)
--------------------------------------------------------------------------------

Sale Contracts:
Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30                 3,300         6.35%      8/20/05   $   105,018

Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30                 6,930         1.98       4/20/07        17,082

Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30                 2,450         4.40       5/20/06       141,066

Citigroup Global Markets, Inc.
Republic of Colombia
8.375%, 2/15/27                 2,900         1.13       1/20/07        (2,865)

Citigroup Global Markets, Inc.
Republic of Philippines
10.625%, 3/16/25                1,410         4.95       3/20/09        78,050

CS First Boston
Federal Republic of Brazil
12.25%, 3/06/30                 1,900         6.90       6/20/07       230,834

Deutsche Bank Alex Brown
Federal Republic of Brazil
12.25%, 3/06/30                 6,930         1.90      10/20/07         4,870

Morgan Stanley
Federal Republic of Brazil
10.125%, 5/15/27                2,000        17.75       2/13/08       837,918

Morgan Stanley
Federal Republic of Brazil
12.25%, 3/06/30                 1,620         3.80       8/20/06        60,399

REVERSE REPURCHASE AGREEMENT (see Note D)

Broker                                   Interest Rate   Maturity      Amount
--------------------------------------------------------------------------------
Barclays Bank International Ltd.              0.00%      12/30/05   $  9,340,800


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

(a) Security is in default and is non-income producing.

(b) Position, or portion thereof, with an aggregate market value of $1,156,680 has been segregated to collateralize written call options.

(c) Position, or portion thereof, with an aggregate market value of $9,712,966 has been segregated to collateralize reverse repurchase agreement.

(d) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, the aggregate market value of these securities amounted to $94,136,736 or 28.3% of net assets.

(e) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2005.

(f) Pay-In-Kind Payments (PIK).

(g) Non-income producing security.

(h) One contract relates to principal amount of $1.00.

    Glossary of Terms:
    DCB - Debt Conversion Bonds

    FRN - Floating Rate Note

    IRB - Interest Rate Reduction Bond

    VRN - Variable Rate Note


See notes to financial statements.


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 15

STATEMENT OF ASSETS & LIABILITIES
April 30, 2005 (unaudited)

Assets
Investments in securities, at value (cost $315,248,294).   $   337,086,926
Cash....................................................           446,007
Unrealized appreciation on credit default
   swap contracts ......................................         1,512,227
Interest receivable.....................................         4,299,347
Receivable for capital stock sold.......................         2,042,861
                                                           ---------------
Total assets............................................       345,387,368
                                                           ---------------
Liabilities
Outstanding call options written, at value
   (premiums received $18,960)..........................            13,440
Unrealized depreciation on credit default
   swap contracts ......................................            92,404
Reverse repurchase agreement............................         9,340,800
Payable for capital stock redeemed......................         1,927,894
Dividends payable.......................................           612,066
Payable for investment securities purchased.............           495,453
Distribution fee payable................................           167,413
Advisory fee payable....................................           137,357
Administrative fee payable..............................             7,785
Accrued expenses........................................            89,706
                                                           ---------------
Total liabilities.......................................        12,884,318
                                                           ---------------
Net Assets..............................................   $   332,503,050
                                                           ---------------
Composition of Net Assets
Capital stock, at par...................................   $        39,468
Additional paid-in capital..............................       316,064,320
Distributions in excess of net investment income........        (1,829,185)
Accumulated net realized loss on investment
   transactions ........................................        (5,035,528)
Net unrealized appreciation of investments..............        23,263,975
                                                           ---------------
                                                           $   332,503,050
                                                           ---------------

Calculation of Maximum Offering Price Per Share

                                           Net Asset Value and:
                                         ----------------------  Maximum
                              Shares      Offering  Redemption   Offering
Class         Net Assets    Outstanding     Price      Price      Price*
--------------------------------------------------------------------------------
A           $ 191,116,128    22,777,816         --    $ 8.39      $ 8.76
--------------------------------------------------------------------------------
B           $  54,760,658     6,472,527    $  8.46        --          --
--------------------------------------------------------------------------------
C           $  86,626,264    10,217,964    $  8.48        --          --
--------------------------------------------------------------------------------


* The maximum offering price per share for Class A shares includes a sales charge of 4.25%. See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2005 (unaudited)


Investment Income
Interest...............................                    $    11,894,829
Expenses
Advisory fee...........................  $       803,788
Distribution fee--Class A..............          262,133
Distribution fee--Class B..............          301,224
Distribution fee--Class C..............          432,575
Transfer agency........................          178,831
Custodian..............................          104,775
Printing...............................           51,086
Administrative.........................           44,751
Audit..................................           39,028
Legal..................................           30,515
Registration...........................           25,360
Directors' fees........................           10,851
Miscellaneous..........................            7,669
                                         ---------------
Total expenses before interest.........        2,292,586
Interest expense.......................           12,533
                                         ---------------
Total expenses.........................        2,305,119
Less: expense offset arrangement
   (see Note B)........................             (641)
                                         ---------------
Net expenses...........................                          2,304,478
                                                           ---------------
Net investment income..................                          9,590,351
                                                           ---------------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain on:
   Investment transactions.............                          5,371,656
   Written options.....................                            576,364
   Swap contracts......................                            792,039
Net change in unrealized appreciation/
   depreciation of:
   Investments.........................                         (6,131,455)
   Written options.....................                              5,520
   Swap contracts......................                           (438,955)
                                                           ---------------
Net gain on investment transactions....                            175,169
                                                           ---------------
Net Increase in Net Assets
   from Operations.....................                    $     9,765,520
                                                           ---------------


See notes to financial statements.


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 17

STATEMENT OF CHANGES IN NET ASSETS


                                            Six Months
                                               Ended
                                             April 30,       Year Ended
                                               2005          October 31,
                                            (unaudited)         2004
                                         ---------------   ---------------
Increase (Decrease) in Net Assets
   from Operations
Net investment income..................  $     9,590,351   $    19,078,526
Net realized gain on investment
   transactions........................        6,740,059        33,834,396
Net change in unrealized
   appreciation/depreciation
   of investments......................       (6,564,890)      (19,428,818)
                                         ---------------   ---------------
Net increase in net assets
   from operations.....................        9,765,520        33,484,104
Dividends to Shareholders from
Net investment income
   Class A.............................       (5,770,108)      (10,832,969)
   Class B.............................       (1,760,947)       (5,187,126)
   Class C.............................       (2,527,909)       (5,567,827)
Capital Stock Transactions
Net increase (decrease)................       31,736,789       (16,645,832)
                                         ---------------   ---------------
Total increase (decrease)..............       31,443,345        (4,749,650)
Net Assets
Beginning of period....................      301,059,705       305,809,355
                                         ---------------   ---------------
End of period (including distributions
   in excess of net investment income
   of ($1,829,185) and ($1,360,572),
   respectively).......................  $   332,503,050   $   301,059,705
                                         ---------------   ---------------


See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

NOTES TO FINANCIAL STATEMENTS
April 30, 2005 (unaudited)


NOTE A
Significant Accounting Policies
AllianceBernstein Emerging Market Debt Fund, Inc. (the "Fund") was incorporated in the state of Maryland on December 2, 1993, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 19
the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests.Such taxes are generally based on income and/or capital gains earned or repatriated.Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

4. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates
Until September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the Fund's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the six months ended April 30, 2005, such fees amounted to $44,751.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $100,205 for the six months ended April 30, 2005.

For the six months ended April 30, 2005, the Fund's expenses were reduced by $641 under an expense offset arrangement with AGIS.


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 21

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $24,903 from the sale of Class A shares and received $197, $41,064, and $18,174 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2005.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $4,446,394 and $2,679,025 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2005, were as follows:

                                             Purchases          Sales
                                         ---------------   ---------------
Investment securities (excluding
   U.S. government securities).........  $   167,502,030   $   163,284,769
U.S. government securities.............               -0-               -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding written options and swap contracts) are as follows:

Gross unrealized appreciation...........................   $    24,393,846
Gross unrealized depreciation...........................        (2,555,214)
                                                           ---------------
Net unrealized appreciation.............................   $    21,838,632
                                                           ---------------

--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

1. Option Transactions
For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in written options for the six months ended April 30, 2005, were as follows:

                                             Number of         Premiums
                                             Contracts        Received
                                          ---------------  ---------------
Options outstanding at
   October 31,2004.....................               -0-  $            -0-
Options written........................       41,917,000           595,324
Options terminated in closing
   purchase transactions...............      (22,252,000)         (344,356)
Options expired........................      (18,645,000)         (232,008)
                                         ---------------   ---------------
Options outstanding at
   April 30, 2005......................        1,020,000   $        18,960
                                         ---------------   ---------------


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 23

2. Swap Agreements
The Fund may enter into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective counter-

--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND party, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.


Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At April 30, 2005, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $29,440,000, with net unrealized appreciation of $1,472,372 and terms ranging from 4 months to 4 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had Buy Contracts outstanding with a Notional Amount of $9,460,000 with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding, which reduced its obligation to make payments on Sale Contracts to $19,980,000 as of April 30, 2005.

3. Reverse Repurchase Agreements
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended April 30, 2005, the average amount of reverse repurchase agreements outstanding was $9,148,555 and the daily weighted average interest rate was .78%.

NOTE E
Capital Stock
There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each



--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 25
class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


              --------------------------------- --------------------------------
                             Shares                       Amount
              -------------------------------- ---------------------------------
              Six Months Ended     Year Ended   Six Months Ended    Year Ended
                April 30, 2005    October 31,     April 30, 2005   October 31,
                   (unaudited)           2004        (unaudited)          2004
              ------------------------------------------------------------------
Class A
Shares sold          7,815,027      7,343,810     $  66,442,794   $  60,310,728
--------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends           425,850        792,420         3,628,940       6,461,218
--------------------------------------------------------------------------------
Shares converted
   from Class B        514,052      2,824,893         4,366,885      23,286,830
--------------------------------------------------------------------------------
Shares redeemed     (4,642,999)    (9,517,206)      (39,421,062)    (77,151,613)
--------------------------------------------------------------------------------
Net increase         4,111,930      1,443,917     $  35,017,557   $  12,907,163
--------------------------------------------------------------------------------
Class B
Shares sold            878,116      2,061,321     $   7,556,430   $  17,175,862
--------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends           140,066        368,402         1,203,873       3,031,744
--------------------------------------------------------------------------------
Shares converted
   to Class A         (509,741)    (2,809,287)       (4,366,885)    (23,286,830)
--------------------------------------------------------------------------------
Shares redeemed     (1,336,680)    (3,521,227)      (11,467,589)    (28,752,842)
--------------------------------------------------------------------------------
Net decrease          (828,239)    (3,900,791)    $  (7,074,171)  $ (31,832,066)
--------------------------------------------------------------------------------
Class C
Shares sold          1,654,686      3,460,960     $  14,271,189   $  28,938,238
--------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends           171,083        391,534         1,473,239       3,224,389
--------------------------------------------------------------------------------
Shares redeemed     (1,392,413)    (3,669,381)      (11,951,025)    (29,883,556)
--------------------------------------------------------------------------------
Net increase           433,356        183,113     $   3,793,403   $   2,279,071
--------------------------------------------------------------------------------

NOTE F
Risks Involved in Investing in the Fund
Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.


--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

Concentration of Risk--Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2005.

NOTE H
Distributions to Shareholders
The tax character of distributions to be paid for the year ending October 31, 2005 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal year ended October 31, 2004, the period ended October 31, 2003, and fiscal year ended August 31, 2003 were as follows:

                               Year Ended    September 1, 2003    Year Ended
                               October 31,    to October 31,      August 31,
                                  2004             2003              2003
                            ---------------   ---------------   --------------
Distributions paid from:
   Ordinary income........  $    21,587,922   $     4,105,311   $   24,146,583
                            ---------------   ---------------   --------------
Total taxable
   distributions..........       21,587,922         4,105,311       24,146,583
Tax return of capital ....               -0-               -0-              -0-
                            ---------------   ---------------   --------------
Total distributions
   paid...................  $    21,587,922   $     4,105,311   $   24,146,583
                            ---------------   ---------------   --------------


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 27

As of October 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses...................   $ (10,834,708)(a)
Unrealized appreciation/(depreciation).................        28,111,031(b)
Total accumulated earnings/(deficit)...................   $    17,276,323(c)
--------------------------------------------------------------------------------

(a) On October 31, 2004, the Fund had a net capital loss carryforward for federal income tax purposes of $10,834,708 which expires in the year 2009. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $31,257,982.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

NOTE I
Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and


--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Trust or the Fund as a defendant.


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 29

All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC indicated publicly that, among other things, it was considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC issued subpoenas to the Adviser, and the NASD issued requests for information, in connection with this matter and the Adviser provided documents and other information to the SEC and NASD and cooperated fully with the investigations. On June 8, 2005 the NASD announced that it had reached a settlement with the Distributor in connection with this matter. Management of the Adviser expects that the settlement has resolved both regulatory inquires described above.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment


--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 31

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                              ------------------------------------------------------------------------------------------------------
                                                                         Class A
                              ------------------------------------------------------------------------------------------------------

                                  Six Months           Year   September 1,
                                       Ended          Ended        2003 to
                              April 30, 2005    October 31,    October 31,                       Year Ended August 31,
                                                                                  --------------------------------------------------
                                  (unaudited)          2004(a)        2003(b)        2003          2002(c)       2001          2000
                              ------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period ......         $ 8.38         $ 8.00         $ 7.72         $ 6.02       $ 6.37         $ 7.06        $ 5.69
                              ------------------------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(d) ....            .27            .49(e)         .11            .69           .69           .85           .75
Net realized and unrealized
   gain (loss) on investment
   transactions..............            .02            .50            .28           1.71          (.24)         (.76)         1.40
                              ------------------------------------------------------------------------------------------------------
Net increase in net asset
   value from operations ....            .29            .99            .39           2.40           .45           .09          2.15
                              ------------------------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income.........           (.28)          (.61)          (.11)          (.70)         (.74)         (.78)         (.75)
Tax return of capital........             -0-            -0-            -0-            -0-         (.06)           -0-         (.03)
                              ------------------------------------------------------------------------------------------------------
Total dividends and
   distributions.............           (.28)          (.61)          (.11)          (.70)         (.80)         (.78)         (.78)
                              ------------------------------------------------------------------------------------------------------
Net asset value,
   end of period.............         $ 8.39         $ 8.38         $ 8.00         $ 7.72        $ 6.02        $ 6.37        $ 7.06
                              ------------------------------------------------------------------------------------------------------
Total Return
Total investment return
   based on net asset
   value(f)..................           3.45%         12.82%          5.11%         41.80%         7.38%         1.55%        39.76%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)...........       $191,116       $156,469       $137,709       $118,669       $76,397       $66,750       $66,075
Ratio to average
  net assets of:
  Expenses,
     net of waivers/
     reimbursements..........           1.11%(g)       1.23%          1.75%(g)       1.94%         1.88%         2.20%         1.76%
  Expenses,
     before waivers/
     reimbursements..........           1.11%(g)       1.40%          1.75%(g)       1.94%         1.88%         2.20%         1.76%
  Expenses, excluding
     interest expense .......           1.10%(g)       1.21%          1.47%(g)       1.46%         1.50%         1.47%         1.51%
  Net investment income .....           6.32%(g)       6.04%(e)       7.90%(g)       9.73%        11.02%        12.78%        11.59%
Portfolio turnover rate .....             58%           173%            20%           125%          170%          150%          173%


See footnote summary on page 35.


--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                              ------------------------------------------------------------------------------------------------------
                                                                         Class B
                              ------------------------------------------------------------------------------------------------------

                                  Six Months           Year   September 1,
                                       Ended          Ended        2003 to
                              April 30, 2005    October 31,    October 31,                       Year Ended August 31,
                                                                                  --------------------------------------------------
                                  (unaudited)          2004(a)        2003(b)        2003          2002(c)       2001          2000
                              ------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period .....          $ 8.45         $ 8.07         $ 7.80         $ 6.09        $ 6.45        $ 7.14       $ 5.74
                              ------------------------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(d) ...             .24            .62(e)         .10            .64           .64           .79           .71
Net realized and unrealized
   gain (loss) on investment
   transactions.............             .02            .32            .28           1.73          (.24)         (.76)         1.40
                              ------------------------------------------------------------------------------------------------------
Net increase in net asset
   value from operations ...             .26            .94            .38           2.37           .40           .03          2.11
                              ------------------------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income........            (.25)          (.56)          (.11)          (.66)         (.70)         (.72)         (.68)
Tax return of capital ......              -0-            -0-            -0-            -0-         (.06)           -0-         (.03)
                              ------------------------------------------------------------------------------------------------------
Total dividends and
   distributions............            (.25)          (.56)          (.11)          (.66)         (.76)         (.72)         (.71)
                              ------------------------------------------------------------------------------------------------------
Net asset value,
   end of period............          $ 8.46         $ 8.45         $ 8.07         $ 7.80        $ 6.09        $ 6.45        $ 7.14
                              ------------------------------------------------------------------------------------------------------
Total Return
Total investment return
   based on net asset
   value(f).................            3.06%         12.02%          4.84%         40.69%         6.50%          .63%        38.41%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)..........         $54,761        $61,715        $90,443        $89,571       $80,064       $83,706      $108,075
Ratio to average
   net assets of:
  Expenses,
     net of waivers/
     reimbursements.........            1.82%(g)       1.94%          2.45%(g)       2.64%         2.58%         2.88%         2.45%
  Expenses,
     before waivers/
     reimbursements.........            1.82%(g)       2.11%          2.45%(g)       2.64%         2.58%         2.88%         2.45%
  Expenses, excluding
     interest expense ......            1.82%(g)       1.92%          2.17%(g)       2.17%         2.20%         2.17%         2.21%
  Net investment income ....            5.53%(g)       7.57%(e)       7.11%(g)       9.07%        10.25%        11.80%        10.85%
Portfolio turnover rate ....              58%           173%            20%           125%          170%          150%          173%


See footnote summary on page 35.


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 33

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                              ------------------------------------------------------------------------------------------------------
                                                                         Class C
                              ------------------------------------------------------------------------------------------------------

                                  Six Months           Year   September 1,
                                       Ended          Ended        2003 to
                              April 30, 2005    October 31,    October 31,                       Year Ended August 31,
                                                                                  --------------------------------------------------
                                  (unaudited)          2004(a)        2003(b)        2003          2002(c)       2001          2000
                              ------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period                $ 8.47         $ 8.09         $ 7.82         $ 6.10        $ 6.46        $ 7.15        $ 5.74
                              ------------------------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(d)                 .24            .45(e)         .10            .63           .64           .79           .71
Net realized and unrealized
   gain (loss) on investment
   transactions......                    .02            .49            .28           1.75          (.24)         (.76)         1.41
                              ------------------------------------------------------------------------------------------------------
Net increase in net asset
   value from operations                 .26            .94            .38           2.38           .40           .03          2.12
                              ------------------------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income.                   (.25)          (.56)          (.11)          (.66)         (.70)         (.72)         (.68
Tax return of capital                     -0-            -0-            -0-            -0-         (.06)           -0-         (.03)
                              ------------------------------------------------------------------------------------------------------
Total dividends and
   distributions.....                   (.25)          (.56)          (.11)          (.66)         (.76)         (.72)         (.71)
                              ------------------------------------------------------------------------------------------------------
Net asset value,
   end of period.....                 $ 8.48         $ 8.47         $ 8.09         $ 7.82         $6.10        $ 6.46        $ 7.15
                              ------------------------------------------------------------------------------------------------------
Total Return
Total investment return
   based on net asset
   value(f)..........                   3.06%         12.00%          4.83%         40.80%         6.50%          .63%        38.58%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)...                $86,626        $82,876        $77,657        $73,477       $45,527       $40,667       $48,960
Ratio to average
   net assets of:
  Expenses,
     net of waivers/
     reimbursements..                   1.81%(g)       1.92%          2.43%(g)       2.63%         2.56%         2.87%         2.45%
  Expenses,
     before waivers/
     reimbursements..                   1.81%(g)       2.09%          2.43%(g)       2.63%         2.56%         2.87%         2.45%
  Expenses, excluding
     interest expense                   1.80%(g)       1.90%          2.16%(g)       2.16%         2.19%         2.16%         2.20%
  Net investment income                 5.54%(g)       5.51%(e)       7.09%(g)       8.91%        10.16%        11.81%        10.78%
Portfolio turnover rate                   58%           173%            20%           125%          170%          150%          173%


See footnote summary on page 35.


--------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended October 31, 2004, was to decrease net investment income per share by $.05, $.04 and $.05 and increase net realized and unrealized gain (loss) on investment transactions per share by $.05, $.04 and $.05 for Class A, Class B and Class C, respectively. Consequently, the ratios of net investment income to average net assets were decreased by 0.56%, 0.57% and 0.55% for Class A, Class B and Class C, respectively.

(b) The Fund changed its fiscal year end from August 31 to October 31.

(c) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended August 31, 2002, the effect of this change to Class A, B and C was to decrease net investment income per share by $.01 and decrease net realized and unrealized loss on investment transactions per share by $.01. Consequently, the ratio of net investment income to average net assets was decreased from 11.10% to 11.02% for Class A, from 10.34% to 10.25% for Class B and from 10.24% to 10.16% for Class C. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(d) Based on average shares outstanding.

(e) Net of expenses waived/reimbursed by the Adviser.

(f) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g) Annualized.


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 35

BOARD OF DIRECTORS



William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)


OFFICERS(2)


Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Principal Underwriter
AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered
Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036





(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) The day-to-day management of and investment decisions for the Fund's investment portfolio are made by the Global Fixed Income: Emerging Market Investment Team, comprised of senior Emerging Market Team members.


--------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

Information Regarding the Review and Approval of the Fund's Advisory Agreement The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on December 14-16, 2004.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Fund complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Fund complex;

     5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 37

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

     9.   portfolio turnover rates of the Fund;

     10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

     11. information about fees charged by the Adviser to other clients with similar investment objectives;

     12. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

     13.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors' reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser
The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making



--------------------------------------------------------------------------------
38 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. The Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement for the Fund provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. These "at no more than cost" reimbursements are approved by the directors on a quarterly basis and result in a higher rate of total compensation from the Fund to the Adviser than the stated fee rates in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting many of the investment companies in the AllianceBernstein Fund complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser
The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2002 and 2003. The directors also reviewed a pro forma schedule of the revenues and expenses for calendar 2003 indicating the profitability of the Fund giving effect to the Adviser's waiver of a portion of its advisory fees for the Fund effective January 1, 2004. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 39

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits
The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients, including the Fund. While the Fund does not normally engage in brokerage transactions, the Adviser may benefit from soft dollar arrangements when the Fund purchases securities in fixed price underwritings. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors earlier in 2004 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution. At the special presentation, the directors received and reviewed information concerning the Adviser's soft dollar arrangements, which included a description of the Adviser's policies and procedures with respect to allocating portfolio transactions for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Adviser.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser: receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan; retains a portion of the 12b-1 fees from the Fund; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection and that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services.


--------------------------------------------------------------------------------

40 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors believe that the Adviser derives reputational and other benefits from its association with the Fund.

Investment Results
In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information showing performance of the Fund compared to other funds in the Lipper Emerging Market Debt Average as of October 31, 2004 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since-inception periods (February 1994 inception) and compared to the JP Morgan EMBI Plus Index. The directors noted that the Fund's performance was somewhat below the Lipper median for the YTD period, close to the Lipper median for the 1-year period and significantly above the Lipper medians for the 3-year, 5-year, 10-year and since-inception periods. Based on their review, the directors concluded that the Fund's relative investment performance over time had been satisfactory.

Advisory Fees and Other Expenses
The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. The Adviser manages accounts for institutional clients with a comparable investment style to the Fund. The directors noted that the institutional fee schedule for these accounts had much lower breakpoints than the fee schedule in the Fund's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate lower fee rates than those reviewed by the directors.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by nonaffiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that these


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 41
services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within the relevant Lipper category. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio, adjusted for the new lower advisory fees implemented in January 2004. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's at current size contractual effective fee rate of 50 basis points was much lower than the Lipper average and the Lipper median. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was three basis points. The directors also noted that the Fund's expense ratio was lower than the Lipper median. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale
The directors noted that the advisory fee schedule for the Fund contains breakpoints so that if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors recognized that there is no direct relationship between the economies of scale realized by funds and any realized by the Adviser as assets increase, largely because economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors do not believe there is a uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some


--------------------------------------------------------------------------------
42 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements established a reasonable basis for realizing economies of scale.


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 43

ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------------------------------------------
  Wealth Strategies Funds
  Balanced Wealth Strategy
  Wealth Appreciation Strategy
  Wealth Preservation Strategy
  Tax-Managed Balanced Wealth Strategy
  Tax-Managed Wealth Appreciation Strategy
  Tax-Managed Wealth Preservation Strategy

--------------------------------------------------------------------------------
  Blended Style Funds
  U.S. Large Cap Portfolio
  International Portfolio
  Tax-Managed International Portfolio

--------------------------------------------------------------------------------
  Growth Funds
  Domestic
  Growth Fund
  Mid-Cap Growth Fund
  Large Cap Growth Fund*
  Small Cap Growth Portfolio

  Global & International
  Global Health Care Fund*
  Global Research Growth Fund
  Global Technology Fund*
  Greater China '97 Fund
  International Growth Fund*
  International Research Growth Fund*

--------------------------------------------------------------------------------
  Value Funds
  Domestic
  Balanced Shares
  Focused Growth & Income Fund*
  Growth & Income Fund
  Real Estate Investment Fund
  Small/Mid-Cap Value Fund*
  Utility Income Fund
  Value Fund

  Global & International
  Global Value Fund
  International Value Fund

  Taxable Bond Funds
  Americas Government Income Trust
  Corporate Bond Portfolio
  Emerging Market Debt Fund
  Global Strategic Income Trust
  High Yield Fund
  Multi-Market Strategy Trust
  Quality Bond Portfolio
  Short Duration Portfolio
  U.S. Government Portfolio

--------------------------------------------------------------------------------
  Municipal Bond Funds
  National
  Insured National
  Arizona
  California
  Insured California
  Florida
  Massachusetts
  Michigan
  Minnesota
  New Jersey
  New York
  Ohio
  Pennsylvania
  Virginia

--------------------------------------------------------------------------------
  Intermediate Municipal Bond Funds
  Intermediate California
  Intermediate Diversified
  Intermediate New York

--------------------------------------------------------------------------------
  Closed-End Funds
  All-Market Advantage Fund
  ACM Income Fund
  ACM Government Opportunity Fund
  ACM Managed Dollar Income Fund
  ACM Managed Income Fund
  ACM Municipal Securities Income Fund
  California Municipal Income Fund
  National Municipal Income Fund
  New York Municipal Income Fund
  The Spain Fund
  World Dollar Government Fund
  World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund will merge into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
44 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

[LOGO] AllianceBernstein (R)
Investment Research and Management

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

GDSR0405

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.



ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.



ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

         EXHIBIT NO.     DESCRIPTION OF EXHIBIT

         11 (b) (1)      Certification of Principal Executive Officer Pursuant
                         to Section 302 of the Sarbanes-Oxley Act of 2002

         11 (b) (2)      Certification of Principal Financial Officer Pursuant
                         to Section 302 of the Sarbanes-Oxley Act of 2002

         11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Emerging Market Debt Fund, Inc.

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:    June 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:    June 29, 2005

By:      /s/ Mark D. Gersten
         -------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    June 29, 2005